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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               --------------

                                  FORM 8-K

                               CURRENT REPORT

                                pursuant to
                           Section 13 or 15(d) of

                  THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): June 24, 1999


                         ----------------------------

                            CYTOTHERAPEUTICS, INC.
            (Exact name of registrant as specified in its charter)

        DELAWARE                     0-19871                  94-3078125

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                 Identification Number)


                          701 GEORGE WASHINGTON HIGHWAY
                           LINCOLN, RHODE ISLAND 02865

        (Address, of principal executive offices, including zip code)



                                (401) 288-1000

              (Registrant's Telephone number including area code)

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                                 PAGE 1 OF 3


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Item 5.

    AstraZeneca Group plc has informed CytoTherapeutics, Inc. of the results of AstraZeneca's analysis of the double-blind, placebo-controlled trial of CytoTherapeutics' encapsulated bovine cell implant for the treatment of severe, chronic pain in cancer patients. AstraZeneca has determined that, based on criteria it established, the results from the 85-patient trial did not meet the minimum statistical significance for efficacy established as a basis for continuing worldwide trials for the therapy. AstraZeneca has therefore indicated that it does not intend to further develop the bovine cell-containing implant therapy.

    CytoTherapeutics and Astra formed the collaboration in 1995. Under the terms of the collaboration agreement, Astra, and later AstraZeneca, funded research and development of the pain control implant, as well as directed and funded clinical investigation of the therapy.

    CytoTherapeutics will reassess future development plans and other alternatives for the maximization of value for its encapsulated cell technology.

    In addition to the encapsulated cell technology, which was the basis of the encapsulated bovine cell implant in the AstraZeneca trial, CytoTherapeutics, through its wholly owned subsidiary, StemCells, Inc., is engaged in a program for the research and development of its proprietary stem/progenitor cell technology platform. The Company plans to continue to pursue research, development and commercialization of its proprietary stem/progenitor cell technology platforms. CytoTherapeutics' patent estate covering its stem cell technology currently consists of 10 issued US patents and 28 US patent applications.

     Statements in this current report other than statements of historical facts constitute forward-looking comments regarding, among other things, future business operations. The Company's actual results may vary materially from these forward-looking statements due to risks and uncertainties to which the Company is subject and which are described in Exhibit 99 to the Company's Annual Report on Form 10-K entitled "Cautionary Factors Relevant to Forward-Looking Statements."


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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CYTOTHERAPEUTICS, INC.

                                               By /s/ Philip K. Yachmetz
                                                  --------------------------
                                                  Title: Senior Vice President


Date: June 28, 1999